SECURITIES AND EXCHANGE COMMISSION



                       	Washington, D.C. 20549







                              	FORM 8-K


                           	CURRENT REPORT



  	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    	Date of Report (Date of earliest event reported) February 14, 1997




             	             DIMON Incorporated
          	(Exact name of registrant as specified in its charter)


	        Virginia             	     0-25734; 1-13684    	     54-1746567
(State or other jurisdiction	         (Commission          	(IRS Employer
    of incorporation)	                 File Number)	     Identification No.)



 512 Bridge Street, Danville, Virginia                        24543-0681
(Address of principal executive offices)			                  (Zip Code)

 	Registrant's telephone number, including area code     (804) 792-7511
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Item 5.		Other Events

     On February 14, 1997, the Company announced that it had signed a definitive agreement to acquire 100 percent ownership of Intabex Holdings S.A. The press release is filed herewith as Exhibit 99.



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                                	SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                DIMON INCORPORATED
                                (Registrant)


Date:	February 21, 1997				     By:	/s/ Jerry L. Parker
                                Jerry L. Parker
                                Vice President and Controller


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